UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2015

CAREFUSION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34273	26-4123274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:

On March 17, 2015, Becton, Dickinson and Company, a New Jersey corporation (“BD”), completed the acquisition of CareFusion Corporation, a Delaware corporation (“CareFusion”). Pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 5, 2014, among BD, CareFusion and Griffin Sub, Inc., a Delaware corporation and wholly-owned subsidiary of BD (“Merger Corp”), Merger Corp merged with and into CareFusion, with CareFusion as the surviving entity (the “Merger”). As a result of the Merger, CareFusion became a wholly-owned subsidiary of BD.

At the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of CareFusion (other than shares, if any, held by BD, Merger Corp and CareFusion and the shares with respect to which appraisal rights have been properly demanded and not withdrawn in accordance with the Delaware General Corporation Law) was converted into the right to receive (i) $49.00 in cash, without interest and (ii) 0.0777 of a share of common stock, par value $1.00 per share, of BD.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to CareFusion’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2014 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the consummation of the Merger, on March 17, 2015, CareFusion terminated all commitments and repaid all amounts outstanding under the Amended and Restated Credit Agreement, dated as of February 13, 2014, among CareFusion, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, swing line lender and L/C issuer, Bank of America, N.A., as syndication agent and L/C issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint bookrunners.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information contained in the Introductory Note above is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Trading in shares of common stock of CareFusion on the New York Stock Exchange has been halted. As a consequence of the Merger, CareFusion requested that a Form 25 be filed with the SEC on March 17, 2015, to request the removal of the common stock of CareFusion from listing and registration on the New York Stock Exchange and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). CareFusion intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of CareFusion’s common stock under Section 12(g) of the Exchange Act and the suspension of CareFusion’s reporting obligations under Sections 13 of the Exchange Act. The disclosure set forth in the Introductory Note above is incorporated herein by reference.

Item 3.03	Material Modification of the Rights of Security Holders

The disclosure set forth in Item 3.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

The information contained in the Introductory Note above is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, all of the directors of CareFusion immediately prior to the effective time ceased to be directors of CareFusion at the effective time and were replaced by: Gary DeFazio, Rebecca Bedno and David Highet.

In connection with the Merger, Kieran Gallahue, Chairman and Chief Executive Officer, and James Hinrichs, Chief Financial Officer, ceased to be officers of CareFusion at the effective time. As of the effective time, Thomas Polen became President of CareFusion and Christopher Reidy became Chief Financial Officer of CareFusion.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Incorporation

At the effective time of the Merger, the Certificate of Incorporation of CareFusion was amended and restated in the form of the Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Bylaws

At the effective time of the Merger, the Bylaws of CareFusion were amended and restated in the form of the Bylaws, which are filed as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 7.01	FD Disclosure

On March 17, 2015, BD issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by CareFusion under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 5, 2014, among Becton, Dickinson and Company, CareFusion Corporation and Griffin Sub, Inc. (filed as Exhibit 2.1 to CareFusion’s 8-K on October 6, 2014)

3.1	Certificate of Incorporation of CareFusion Corporation

3.2	Bylaws of CareFusion Corporation

99.1	Press release dated March 17, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREFUSION CORPORATION (Registrant)

By:	/s/ Gary DeFazio

Name:	Gary DeFazio
Title:	Vice President and Secretary

Date: March 17, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 5, 2014, among Becton, Dickinson and Company, CareFusion Corporation and Griffin Sub, Inc. (filed as Exhibit 2.1 to CareFusion’s 8-K on October 6, 2014)

3.1	Certificate of Incorporation of CareFusion Corporation

3.2	Bylaws of CareFusion Corporation

99.1	Press release dated March 17, 2015

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